                                                              EXHIBIT 99.906CERT

   CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906
                            OF THE SARBANES-OXLEY ACT

I, James A. Bowen, Chairman of the Board, President and Chief Executive Officer of First Trust/Aberdeen Global Opportunity Income Fund (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: August 19, 2010                   /s/ James A. Bowen
                                        ----------------------------------------
                                        James A. Bowen, Chairman of the Board,
                                        President and Chief Executive Officer
                                        (principal executive officer)

I, Mark R. Bradley, Treasurer, Chief Financial Officer and Chief Accounting Officer of First Trust/Aberdeen Global Opportunity Income Fund (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: August 19, 2010                   /s/ Mark R. Bradley
                                        ----------------------------------------
                                        Mark R. Bradley, Treasurer, Chief
                                        Financial Officer and Chief Accounting
                                        Officer
                                        (principal financial officer)